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                                                                  Exhibit (i)(2)

                CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the reference to our firm included in the prospectus of Prudential Structured Maturity Fund, Inc. filed as part of Registration Statement No. 33-22363 and to the use of our opinion of counsel, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

                                          Swidler Berlin Shereff Friedman, LLP


New York, New York
February 23, 1999